Exhibit 10.14

Confidentiality Deed Poll

SC Partners IV, LP.

Sterling Capital Partners IV, L.P

SCP IV Parallel, L.P.

Sterling Fund Management, LLC

(collectively, the Recipient)

Clayton Utz

Lawyers

Level 15 1 Bligh Street

Sydney NSW 2000

GPO Box 9806

Sydney NSW 2001

Tel +61 2 9353 4000

Fax +61 2 8220 6700

www.claytonutz.com

Our reference 14242/80161584

Contents

1.	Nature of Deed Poll		1

2.	Confidential information		1

3.	Authorised use and disclosure		1

4.	Representatives		2

5.	Security requirements		3

6.	Insider trading		3

7.	Privileged information		3

	7.1	Acknowledgment	3
	7.2	Obligations regarding Privileged Information	3

8.	Disclaimer		4

9.	Termination		4

10.	General		4

	10.1	Governing Law	4
	10.2	Jurisdiction	5
	10.3	Several liability	5

11.	Dictionary		5

Confidentiality Deed Poll	i

Confidentiality Deed Poll

Date	May 10, 2021

Parties	SC Partners IV, LP. of 401 N. Michigan Ave #3300, Chicago, IL 60611

Sterling Capital Partners IV, L.P of 401 N. Michigan Ave #3300, Chicago, IL 60611.

SCP IV Parallel, L.P. of 401 N. Michigan Ave #3300, Chicago, IL 60611.

Sterling Fund Management, LLC 401 N. Michigan Ave #3300, Chicago, IL 60611. (each a Recipient)

Operative provisions

1.	Nature of Deed Poll

Each Recipient acknowledges that this Deed Poll is entered into for the benefit of, and may be relied on by, the Group Members in accordance with its terms even though the Group Members are not a party to it.

2.	Confidential information

The Recipient agrees and acknowledges that any information provided to it:

(a)	by or on behalf of a Group Member or any of their Related Persons; or

(b)	by, or on behalf of, the Sterling Nominees or another Recipient or Representative of any of them,

in relation to a Group Member will be considered to be confidential unless otherwise specified (Confidential Information).

3.	Authorised use and disclosure

(a)	Subject to clause 3(b) and clause 3(c), each Recipient agrees to:

(i)	keep the Confidential Information confidential and not disclose, or permit the disclosure of, the Confidential Information, except as permitted by this Deed Poll;

(ii)	only use the Confidential Information for the Approved Purpose and not for any other purpose;

(iii)	keep the Confidential Information secure and protected from any use, disclosure or access inconsistent with this Deed Poll;

(iv)	not copy, record or reproduce in any other form any part of the Confidential Information except as reasonably necessary in connection with the Approved Purpose;

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(v)	not disclose Confidential Information to its Representatives except on a confidential basis and to the extent reasonably necessary in connection with the Approved Purpose; and

(vi)	promptly inform each Representative that is to receive Confidential Information of the applicable obligations under this Deed Poll.

(b)	Clause 3(a) does not apply to any Confidential Information:

(i)	which is or becomes part of the public domain other than through breach of this Deed Poll;

(ii)	available to the Recipient or any of its Representatives on a non-confidential basis from a source other than a Group Member, which source is not known by the Recipient or such Representative to be bound by a confidentiality agreement with the Group Member with respect to such information; or

(iii)	is independently developed by the Recipient or any of Representatives without violating its or their obligations under this Deed Poll and without incorporating or relying upon any Confidential Information.

(c)	Clause 3(a) does not apply to a Recipient to the extent that it, or its representative, is required to comply with any applicable law, rule of a stock exchange or order of any court, regulatory body or government authority.

(d)	The Company acknowledges that:

(i)	the Recipients are engaged in the business of providing equity financing and management advice to companies in which the Recipients invest; and that in that capacity, the Recipient may seek to invest in and/or provide advice to companies that may be competitive to the Company. Accordingly, the Company understands and agrees that nothing in this Deed Poll will restrict any Recipient from investing in or participating in the management of any business or entity which competes or may compete, directly or indirectly, with the Company, provided, however, that the foregoing shall in no way limit any of the Recipients’ agreements or obligations hereunder;

(ii)	each Recipient and its Representatives shall be free to use for any purpose any general knowledge resulting from access to or work with the Confidential Information, provided that such Recipient and its Representatives shall not disclose the Confidential Information except as expressly permitted pursuant to this Deed Poll; and

(iii)	nothing in this Deed Poll shall prevent either Recipient from purchasing, selling or otherwise exercising any rights in respect of debt securities or other debt instruments issued by the Company, subject to compliance with applicable law.

4.	Representatives

Each Recipient must procure that its Representatives comply with the terms of this Deed Poll applicable to such Representative.

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5.	Security requirements

Each Recipient agrees to:

(a)	promptly notify the Company upon becoming aware of any suspected or actual unauthorised use, copying or disclosure of Confidential Information; and

(b)	comply with any reasonable direction from the Company regarding any suspected or actual unauthorised use, copying or disclosure of Confidential Information.

6.	Insider trading

(a)	Each Recipient acknowledges that some or all of the Confidential Information may be relevant to the price or value of the securities (including CDIs) of the Company.

(b)	Each Recipient undertakes that it will not engage in any activities, or take any action, in relation to the Company’s securities that breaches the insider trading provisions of the Corporations Act or similar applicable provisions of the laws of any other jurisdiction, including and federal or state law that applies in the United States. In order to assist the Recipient to discharge its obligations under the Corporations Act, the Company agrees upon request by the Recipient from time to time to advise the Recipient when it is permitting officers and directors to trade in securities of the Company in compliance with its trading policies.

7.	Privileged information

7.1	Acknowledgment

Each Recipient acknowledges:

(a)	that Confidential Information may contain information that is identified at any time as subject to legal professional privilege (Privileged Information); and

(b)	the Privileged Information is expressly provided on a confidential basis for the Approved Purpose (and for no other purpose) and is subject to an express claim of privilege by a Group Member or a Related Person to whom the privilege relates (as the case may be).

7.2	Obligations regarding Privileged Information

Despite anything else in this Deed Poll, but subject to the exceptions in Clause 3(b):

(a)	without the Company’s prior written consent, the Recipients may not copy or reproduce the Privileged Information or disclose or cause or permit disclosure of Privileged Information, at or from the time it is identified as Privileged Information; and

(b)	as soon as reasonably practicable upon the Company’s written request, the Recipients must return to the Company or destroy (at each Recipient’s election) such portions of all documents and copies containing Privileged Information, provided, that (i) any return or destruction is subject to applicable law, regulation, and document retention and compliance policies, and (ii) nothing shall require the erasure, deletion, alteration or destruction of back-up tapes and other back-up media made in the ordinary course of business.

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8.	Disclaimer

(a)	No Group Member nor any of their Related Persons warrants or represents:

(i)	that the Confidential Information is accurate or complete;

(ii)	that the Confidential Information has been prepared with reasonable care; or

(iii)	that the grounds for any statements about future matters in the Confidential Information are reasonable.

(b)	The Group Members and each of their Related Persons expressly disclaim all liability in relation to the accuracy, completeness, preparation of, or the reasonableness of grounds for statements about future matters in, the Confidential Information. The Recipients must not claim that the Confidential Information has been provided on any other basis.

(c)	Any reliance each Recipient places on the Confidential Information, and any use of the Confidential Information, is solely that Recipient’s risk. Each Recipient must independently assess the Confidential Information and rely solely on its own investigations and analyses in relation to the Confidential Information.

(d)	The matters set out in this clause 8 are subject to any subsequent agreement made between the Recipient and the Company in writing.

9.	Termination

(a)	The obligations of the Recipient under this Deed Poll will terminate 12 months after the date on which the Relationship Deed terminates.

(b)	Each of clauses 7, 8 and 10 will survive termination of this Deed Poll.

10.	General

10.1	Governing Law

This Deed Poll shall be governed by and construed in accordance with the internal laws of the state of Delaware without giving effect to any choice or conflict of laws provision or rule (whether of the state of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the state of Delaware.

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10.2	Jurisdiction

ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS DEED POLL SHALL BE INSTITUTED IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF SUCH COURT LACKS JURISDICTION, THE STATE OR FEDERAL COURTS LOCATED WITHIN WILMINGTON, DELAWARE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS THEREFROM) IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SERVICE OF PROCESS IN ANY SUCH LAWSUIT MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT.

10.3	Several liability

In this Deed Poll, if there is more than one party listed as the Recipient, this Deed Poll and the obligations under it, are binding on the parties severally, not jointly and severally.

10.4	Specific performance

Each Recipient agrees that irreparable damage would occur if any provision of this Deed Poll were not performed in accordance with the terms hereof and that the Group Members shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

11.	Dictionary

In this Deed Poll:

Affiliate means any other person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities, by agreement or otherwise) and Affiliated has the correlative meaning.

Approved Purpose means the purpose of assisting and enabling the Recipient and its Representatives to review and assess the investment by the Recipient in the Company, strategic initiatives in relation to the investment by the Recipient and report on the status and performance of that investment in the Company and those strategic initiatives and any other purpose relating to or affecting the Recipient’s interests in the Company as a shareholder.

Company means Keypath Education International, Inc.

Corporations Act means the Corporations Act 2001 (Cth).

Group Member means the Company and each Affiliate it controls.

Related Person means in relation to an entity:

(a)	each of the entity’s Affiliates; and

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(b)	each director, officer, employee, representative, agent or adviser of the entity, or of any of the entity’s Affiliates.

Relationship Deed means the deed of that name between one or more Recipients and the Company.

Representatives means:

(a)	each of the Recipient’s Affiliates; and

(b)	each director, officer, employee, representative, agent or adviser of the Recipient or any of its Affiliates,

in each case, only who receive Confidential Information.

Sterling Nominees means each person nominated for appointment as a Director of the Company from time to time under the Relationship Deed between the Company and SC Partners IV, LP.

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Executed as a deed poll.

Executed by SC Partners IV, LP

By:	Sterling Capital Partners IV, LLC, its General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Chief Operating Officer and General Counsel

Executed by Sterling Capital Partners IV, L.P

By:	SC Partners IV, LP, its General Partner

	By:	Sterling Capital Partners IV, LLC, its General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Chief Operating Officer and General Counsel

Executed by SCP IV Parallel, L.P

By:	SC Partners IV, LP, its General Partner

	By:	Sterling Capital Partners IV, LLC, its General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Chief Operating Officer and General Counsel

Executed by Sterling Fund Management, LLC

By:	Sterling Fund Management Holdings, L.P., its General Partner

	By:	Sterling Fund Management Holdings GP, LLC, its General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Chief Operating Officer and General Counsel

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